UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2015

1347 PROPERTY INSURANCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36366	46-1119100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1511 N. Westshore Blvd., Suite 870, Tampa, FL 33607

(Address of principal executive offices, including Zip Code)

(855) 862-0436

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Annual Meeting of Stockholders (the “Annual Meeting”) of 1347 Property Insurance Holdings, Inc. (the “Company”) was held on May 29, 2015. At the Annual Meeting, the Company’s stockholders approved the Company’s Amended and Restated 2014 Equity Incentive Plan (“Plan”). The Company’s Board of Directors previously adopted amendments and approved a restatement of the Company’s 2014 Equity Incentive Plan, subject to stockholder approval, in order to implement certain changes relating to permitted award types under the Plan. Following stockholder approval, the Plan now includes the following award types in addition to stock options: restricted stock, restricted stock units, performance shares, performance cash awards and other stock-based awards.

By approving the Plan, stockholders also approved, as required by Section 162(m) of the Internal Revenue Code, the material terms of the performance measures for performance-based awards under the Plan, which will allow the Company to grant equity-based compensation that is exempt from the $1 million limit on tax-deductible compensation.

The above description of the Plan is qualified in its entirety by reference to the full text of the Plan, which was filed as Appendix A to the Company’s Definitive Proxy Statement filed on April 30, 2015, and is filed herewith as Exhibit 10.1 and is incorporated by reference into this Item 5.02.

In addition, on May 29, 2015, the Compensation and Management Resources Committee of the Company approved a restricted stock unit (“RSU”) award agreement under Plan, which form of agreement is filed herewith as Exhibit 10.2 and is incorporated by reference into this Item 5.02.

In accordance with the Plan, the Company granted the following RSUs, which each represent the right to receive one share of our common stock upon satisfaction of certain conditions: 12,500 to Douglas N. Raucy, President and Chief Executive Officer, 4,000 to John S. Hill, Vice President and Chief Financial Officer and 4,000 to Dean Stroud, Vice President and Chief Underwriting Officer. Under the RSUs, 50% of the shares of common stock will be issued following the date that the closing price of the Company's common stock on the NASDAQ or any other national securities exchange on which the common stock is traded equals or exceeds $10.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) and 50% of the shares of common stock will be issued following the date that the closing price of the Company's common stock on the NASDAQ or any other national securities exchange on which the common stock is traded equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like).

On June 1, 2015, the Company entered into the Third Amendment to Option Agreement between the Company and Douglas N. Raucy (the “Amendment”). The Amendment extends the expiration date by which Mr. Raucy’s previously disclosed option to purchase 33,033 shares of the Company’s common stock (the “Option Agreement”) must be exercised from June 15, 2015 to December 15, 2015, provided that Mr. Raucy is employed by the Company on the date of exercise. All other terms and conditions set forth in the Option Agreement not otherwise amended pursuant to the Amendment continue in full force and effect.

The Amendment was evidenced by a separate written agreement between the Company and Mr. Raucy. The foregoing description of the Amendment is qualified in its entirety by the terms of the Amendment, a copy of which is attached hereto as Exhibit 10.3.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 29, 2015 and a total of 5,660,001 shares were present in person or by proxy. At the Annual Meeting, the Company’s stockholders acted upon the following matters: (i) the election of two Class I members of the Board of Directors to serve terms ending at the Company’s 2018 Annual Meeting; (ii) the approval of certain issuances of shares of our common stock upon exercise of outstanding warrants issued to 1347 Advisors LLC; (iii) the approval of an amendment to our Third Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock, $0.001 par value per share, from 10,000,000 to 20,000,000 shares (the “Charter Amendment”); (iv) the approval of the Plan; and (v) the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. The Company’s stockholders approved all of the above proposals except the Charter Amendment. The following is a summary of the voting results for each matter presented to stockholders.

Proposal No. 1 – Election of directors.

Name	Shares For	Shares Withheld	Broker Non-Votes
Douglas N. Raucy	3,702,296	407,911	1,549,794
Joshua S. Horowitz	4,063,497	46,710	1,549,794

The other members of the Board of Directors whose terms of office continued after the Annual Meeting were: Gordon G. Pratt, Leo Christopher Saenger III, Larry G. Swets, Jr. and Scott D. Wollney.

Proposal No. 2 – To approve certain issuances of shares of the Company's common stock upon exercise of outstanding warrants issued to 1347 Advisors LLC.

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
2,459,795	1,649,912	500	1,549,794

Proposal No. 3 – To approve an amendment to the Company's Third Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock, $0.001 par value per share, from 10,000,000 to 20,000,000 shares.

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
2,529,963	1,579,109	1,135	1,549,794

Proposal No. 4 – To approve the Company's Amended and Restated 2014 Equity Incentive Plan.

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
3,915,649	187,673	6,885	1,549,794

Proposal No. 5 – To ratify the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015.

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
5,562,596	96,305	1,100	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Description

10.1	1347 Property Insurance Holdings, Inc. Amended and Restated 2014 Equity Incentive Plan (incorporated by reference to Appendix A of 1347 Property Insurance Holdings, Inc.’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 30, 2015).
10.2	Form of Restricted Stock Unit Agreement under the 1347 Property Insurance Holdings, Inc. Amended and Restated 2014 Equity Incentive Plan.
10.3	Third Amendment to Option Agreement, dated June 1, 2015, between Douglas N. Raucy and 1347 Property Insurance Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2015

1347 PROPERTY INSURANCE HOLDINGS, INC.

By:	/s/ John S. Hill
John S. Hill
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Description

10.1	1347 Property Insurance Holdings, Inc. Amended and Restated 2014 Equity Incentive Plan (incorporated by reference to Appendix A of 1347 Property Insurance Holdings, Inc.’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 30, 2015).
10.2	Form of Restricted Stock Unit Agreement under the 1347 Property Insurance Holdings, Inc. Amended and Restated 2014 Equity Incentive Plan.
10.3	Third Amendment to Option Agreement, dated June 1, 2015, between Douglas N. Raucy and 1347 Property Insurance Holdings, Inc.